UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number    811-21237

Unified Series Trust

2960 N. Meridian Street, Ste.300, Indianapolis, In  46208

Christopher E. Kashmerick
Huntington Asset Services, Inc.
2960 N. Meridian Street, Ste. 300
Indianapolis, IN 46208
(Name and address of agent for service)

Registrant's telephone number, including area code: 317-917-7000

Date of fiscal year end:     03/31

Date of reporting period:   03/31/11

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

DEAN FUNDS

Small Cap Value Fund
Mid Cap Value Fund

Annual Report

March 31, 2011

Fund Adviser:

Dean Investment Associates LLC
3500 Pentagon Blvd., Suite 200
Beavercreek, Ohio 45431

Toll Free 1-888-899-8343

Dean Small Cap Value Fund

Management’s Discussion & Analysis – Fiscal Year Ending March 31, 2011

The Dean Small Cap Value Fund was up +20.5% net of fees for the twelve months ended March 31, 2011, compared with a +20.6% return for the Russell 2000 Value Index and a +25.8% return for the Russell 2000 Index.

Macro Factors Impacting Performance

In the past year, the market focused its attention on two factors: growth and beta.   Those companies with the highest long-term growth rates and the highest volatility had the strongest performance. This point is best illustrated by comparing the Russell 2000 Value’s +20.63% return relative to the Russell 2000 Growth’s +31.04% return for the trailing twelve months ended March 31, 2011. We faced a performance headwind as the market embraced growth and beta since we typically do not chase companies that have extremely high growth rates if we feel the market is overpaying for that growth.  We also typically prefer a lower than average volatility profile, which did not benefit us this past year.

We have had a slightly more “value” bent to our portfolio over the last year relative to our Russell 2000 Value benchmark. Given the degree to which value stocks trailed growth stocks during this period, our value bias has unmistakably hurt us in the short term.   However, we feel that over longer periods of time, valuation plays an important role in a portfolio’s performance, and we feel that our value bias will be rewarded over time.

We focus on high quality companies that generate good returns on capital, which are also trading at low valuations relative to our calculation of normalized earning power.  Focusing on high returning companies has a growth element to it since sustainable growth rate is equal to return on equity (ROE) multiplied by the retention rate.   This bias toward companies that generate good returns on capital helped us stay in the game throughout a year where high beta ruled the day and valuation factors did not matter as much as growth factors.

We often find good companies in neglected industries to be fertile ground for new stock ideas.  Consequently, we are frequently early in our sector allocation as we rotate out of sectors that are working and becoming expensive in favor of neglected areas of the market where we find attractive valuations.  This past year, especially the last few months, was a momentum driven market.  As we would expect in a momentum driven market, we suffered from negative sector allocation, in terms of attribution, relative to our benchmark.  However, we made up for this by having superior stock selection relative to our benchmark on an attribution basis.

Sector Performance (best/worst relative to benchmark)

The best performing sector for the twelve month period was Energy.  We benefited from both our overweight stance in the sector, as well as from our stock selection.  Last spring, we took advantage of fears about future exploration and production in the Gulf of Mexico stemming from the BP oil spill, as well as apprehension regarding a double dip recession, to add to our Energy names.  As the BP oil spill eventually came under control and fears of a double dip receded, our Energy names rallied.

The second best performing sector was Health Care.  While we were negatively impacted by our overweight in the Health Care sector, we more than made up for this through excellent stock picking.  As fears of “Obamacare” spread throughout the sector pressuring many Health Care stocks, we sifted through the rubble and found those companies that did not have direct exposure.  We found quite a few stocks where the “baby was thrown out with the bathwater,” meaning; high quality situations where the negative industry sentiment was not warranted for the specific stocks in which we invested.

The worst performing sector for the last twelve months was Consumer Discretionary.  Poor stock selection in this sector led to the underperformance.  We were plagued by owning cheap stocks where the fundamentals continued to deteriorate further and more rapidly than we had originally anticipated.  We have since exited many of these stocks where our thesis turned out to be incorrect.

The second worst performing sector was Materials.  While we maintained modest exposure to Materials over the past twelve months (approximately 5.9% on average), we have been underweight versus the benchmark in what was the second best sector behind Energy.  Furthermore, our largest weights in this sector are relatively low beta for a high beta sector.  Given the market’s appetite for beta this past year, our lower beta stocks lagged.  For example, most of our underperformance was a result of not owning mining companies, which are extremely cyclical businesses that typically have lower returns on capital over time and higher betas than the average stock.

Individual Securities Performance (best/worst absolute contributors)

The largest contributing company in the period was ADC Telecom (ADCT).  Swiss based Tyco Electronics acquired ADCT for $1.25 billion.  ADCT is a manufacturer of network infrastructure equipment used by telecom carriers, cable providers, broadcasters, and large enterprises.  The purchase price equated to $12.75 per share in cash and was a 44% premium to ADCT’s stock price before the announcement.  We held a 1.5% position in the ADCT common equity and a 2% position in an ADCT convertible bond prior to the acquisition.  We sold out of both securities on the acquisition announcement.

The second largest contributing stock was Berry Petroleum (BRY).  BRY is an independent oil and gas production company.  It has exposure to heavy crude oil in California, natural gas in east Texas, and light oil and natural gas in the Rocky Mountains.  BRY was a direct beneficiary of the over 25% increase in oil prices during the twelve month period, and the stock followed the upward movement in oil prices.  We continue to maintain a position in BRY.

The largest detracting stock in the period was EnergySolutions (ES).  ES provides technology based nuclear services to government and commercial customers in the United States and internationally.  It owns and operates the world’s largest low-level radioactive waste disposal facility.  We believe that this unique asset makes ES a leader in this niche business.  Unfortunately, it has been one disappointment after another with the company struggling to find its way.  In February 2010, the CEO resigned. In July, ES had to alter its international growth strategy when the U.S. passed a Bill that prevented importing foreign nuclear waste. And in September, the CFO left the company.  Meanwhile, ES discontinued its dividend.  Even though ES owns and operates a unique and valuable asset, there is too much risk and uncertainty with the business, so we exited our position.

The second largest detracting stock was Tekelec (TKLC).  Tekelec provides telecommunications network systems and software applications worldwide. In its first quarter 2010 earnings report, Tekelec beat Wall Street analysts’ expectations for the quarter, but it lowered its full year guidance below analysts’ expectations.  Part of the guidance reduction came from two acquisitions.  While being a good strategic fit and benefit in the long run, these acquisitions will be dilutive to earnings in the short run.  Investors sold the stock on the lowered guidance.  We initially held our weight in the stock and then took advantage of a bounce in price to exit the position as we believed the risk had increased in the company.

Current Positioning and Opportunities

We benefited in the second half of the year from announced merger and acquisition activity, as well as some rumored deals.  Some of the stocks that helped us in this regard were:  ADC Telecom (ADCT), BJ Wholesale (BJ), Whitney Holding (WTNY), NewAlliance (NAL), Beckman Coulter (BEC), Verigy (VRGY), Regis (RGS), International Coal Group convertible bond (ICO), and Commercial Metals (CMC).

We look for this trend to continue as large corporations and private equity firms have significant amounts of cash available to use for merger and acquisition activity.  We feel this could be favorable to our investment style, as the attributes we look for in companies, such as high free cash flow generation, high returns on capital, market dominance in niche businesses, and attractive valuations, are attributes that private equity buyers, as well as strategic buyers look for in an acquisition target.

Our largest overweight sectors relative to the benchmark are currently in the Information Technology and Consumer Staples sectors.  Technology spending is accelerating, and the market seems to doubt the persistence of the spending as many technology stocks are trading at low cash flow multiples.  Low beta/defensive sectors such as Consumer Staples are being neglected by the market, providing us an opportunity to find niche businesses whose stocks are being ignored.

We remain focused on the fundamentals of the companies we own, and the price we are paying for those fundamentals.  We are confident that a steadfast application of our proven and disciplined process will provide favorable results over time.

Thank you for your continued confidence in Dean.

Performance Summary

The performance quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted.  For more information on the Dean Small Cap Value Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-888-899-8343.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

Comparison of the Change in Value of a $10,000 Investment in the Dean Small Cap Value Fund, the Russell 2000 Index and the Russell 2000 Value Index

Dean Small Cap Value Fund - $20,721
Russell 2000 Index - $21,332
Russell 2000 Value Index - $23,690
$32,000
$30,000
$28,000
$26,000
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
Value
Past Performance is not predictive of future performance
Mar-01
Sep-01
Mar-02
Sep-02
Mar-03
Sep-03
Mar-04
Sep-04
Mar-05
Sep-05
Mar-06
Sep-06
Mar-07
Sep-07
Mar-08
Sep-08
Mar-09
Sep-09
Mar-10
Sep-10
Mar-11
Date

This graph shows the value of a hypothetical initial investment of $10,000 in the Fund, the Russell 2000 Index and the Russell 2000 Value Index on March 31, 2001 and held through March 31, 2011.

The Russell 2000 Index and the Russell 2000 Value Index are widely recognized unmanaged indices of common stock prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the index plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE OR PREDICT FUTURE RESULTS. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  For more information on the Dean Small Cap Value Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-888-899-8343.

 You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., Indianapolis, IN 46208, Member FINRA.

Dean Mid Cap Value Fund
(formerly Dean Large Cap Value Fund)

Important Changes to the Fund (effective March 31st)

As of March 31, 2011, the Fund changed its name from Dean Large Cap Value Fund to the Dean Mid Cap Value Fund and changed its capitalization range from large capitalization stocks to mid capitalization stocks.  While the capitalization range changes, the core investment process remains the same.  We are bottom-up investment managers, evaluating each company individually and building the portfolio one stock at a time.  We invest in high-quality businesses that are trading below fair value for transitory reasons.  The change in capitalization range provides the opportunity to invest in mid capitalization stocks which are less efficiently priced than the large cap segment of the market.

Management’s Discussion & Analysis – Fiscal Year Ending March 31, 2011

The Fund returned 7.4% for the 12 months ended March 31, 2011.  By comparison, the Russell 1000 Value Index returned 15.2% and the Russell 1000 Index returned 16.7%.

Macro Factors Impacting Performance

In the fiscal year ended March 31, 2011, most broad factors were unfavorable to our investment process and positioning.  Market capitalization was a significant factor influencing stock performance.  Small and mid capitalization stocks outperformed large caps almost two to one.  The Russell 2000 Index of small cap stocks and the Russell Midcap Index (smaller 800 constituents of the Russell 1000 Index) were up 25.8% and 24.3%, respectively, while the Russell 200 Index (largest 200 in the Russell 1000) was up only 13.6%.

Adding fuel to the fire, the most significant quantitative attributes influencing total returns during this past year were high growth estimates and high valuation.  Of course, growth is always preferred, but historically the market has tended to overpay for high growth expectations and, thus, it is not a primary driver of our stock selection.  We tend to buy lower priced stocks while being relatively agnostic toward growth expectations.  These broad factors were very unfavorable during the year just ended.

Sector Performance (best/worst relative to benchmark)

The best sector for the Fund in the year ended March 31, 2011 was Energy.  We have been significantly overweight in Energy since the benchmark reconstitution in June of last year.  We had a small overweight prior to reconstitution, then the index weight was reduced from approximately 17.5% to 11.5%.  We did not reduce our weight with the index change (we are benchmark aware, not benchmark driven).  With the sector up 45.2% in the period, our overweight was very profitable.  Energy outperformed largely because crude oil prices grew over 25% and refining margins improved dramatically.  The price of oil grew throughout the year due to the ongoing economic recovery and related demand improvement expectations, as well as increasing inflation fears.  Crude oil really turned higher in mid-February due to the unrest in Egypt and followed by Libya, as well as other parts in the Middle East.  We have taken some profits in the Energy sector, but remain overweight and bullish on the sector long-term.

The second best sector last year was Financials.  Within the Russell 1000 Value benchmark, the Financials sector was the worst performing group, with a gain of only 4.1%.  Our portfolio’s average weight was significantly below that of the benchmark index throughout the year.  The beginning of this past year marked approximately one year since the market trough in 2009.  In that first year, financial stocks rallied back almost 80% in the benchmark index and over 100% for those held in the Fund.  Given that rapid price movement, we felt the stocks had come too far too fast and, thus, we held a large underweight.  This turned out to be a good choice.

The worst sector in the year was Information Technology.  IT was a large allocation overweight versus the benchmark.  The Fund held a 9.7% average weight vs. 5.4% in the Russell 1000 Value.  Furthermore, our Fund holdings in the sector underperformed with an average decline of -14.9% vs. an average gain of +11.3% in the benchmark’s IT holdings.  We were early to buy Cisco Systems (CSCO), as the company missed earnings expectations for a second consecutive quarter and guided to lower earnings in 2011 based on lower margins in its dominant core routers and switches markets.  Its core end markets continue to grow nicely and, despite increasing competition, we are confident in Cisco’s future and feel the stock decline is far overdone.  Fear of weakness in PC sales weighed heavily upon Hewlett-Packard (HPQ), Microsoft (MSFT) and Intel (INTC).  The PC’s death has been greatly exaggerated, and we continue to have confidence in this space.

The second worst sector last year was Industrials.  Our positioning was far too defensive in this group, literally.  The portfolio held a significant overweight in Aerospace & Defense, as debate regarding the federal budget deficit became a larger concern for investors.  We feel the actual affect upon the defense companies will be significantly less than feared.  Nonetheless, several of our holdings underperformed the benchmark.  We reduced this overweight during the year due to better ideas elsewhere and our increased appreciation for the downside risks.

Individual Securities Performance (best/worst absolute contributors)

Our top two stocks were both Energy “super majors.”  With exposure to all products and industries along the energy value chain, as well as tremendous geographic diversification, we felt these stocks were the best risk/reward balance to capture the benefits of an increasingly energy hungry world economy, as well as the reasonable likelihood of inevitable political flare-ups that occur from time to time.

ConocoPhillips (COP) was the portfolio’s best contributor to performance this past year.  COP had a total return of 62.2% and an average weight over 4%.  COP is an international integrated energy company.  The company has continued to exceed expectations on assets sales, and the refining environment has improved, reversing a multi-year trend.    Commodity prices continue to strengthen with a weakening dollar and increasing inflation expectations.  COP has increased its dividend 32% and publicly stated its intention to continue to grow their ample dividend more than 10% per year.  We reduced our investment in COP during the year,  capturing some of the tremendous return.

Chevron Corp (CVX) was the portfolio’s second largest contributing stock in the year ended March 31, 2011.  CVX was another very large weight, averaging 3.7% compared to our average holding weight (approximately 2-2.5%).  CVX was up 46.7% in the year.  Chevron is also an integrated energy company and benefited from the aforementioned rise in crude oil prices, as well as better spreads in its refining and marketing businesses.  Recent exploration success in the Gulf of Mexico, West Africa, northwest Australia and the Gulf of Thailand demonstrates the firm’s potential for reserve growth.

Bank of America (BAC) was the Fund’s lowest contributing stock last year.  Bank of America was down 25%.  The primary drivers of the stock’s weakness were lower earnings expectations and fear of the magnitude of repurchase claims for mortgages sold during the housing bubble.  The company’s claims experience thus far is limited, and BAC did resolve most claims sold directly to government sponsored entities such as Freddie Mac.  Loan demand is not coming back with the same speed as the improving economy demonstrated elsewhere.  Additionally, the very low interest rate environment is contributing to low net interest margins.  Finally, financial reform changes, such as mandated reductions to overdraft and credit card fees, are impacting earnings expectations as the bank struggles to return to more normal operating conditions.  While we are displeased with the performance of this investment, there is some consolation in that the portfolio weight is far below the benchmark index weight.  (Some may view this negative contributor as a favorable “underweight” position.)  Being bottom up stock pickers, this is not our view but, nonetheless, it is a positive.  Despite a few additional bumps in the road this past year delaying significant earnings improvement, we are no less convinced that the bank’s earnings power and risk warrant a price significantly higher.

The Fund’s second largest detractor in the period was L-3 Communications (LLL).  L-3 is a leading supplier of secure, high data-rate communications systems and related defense electronics.  As discussed above, the Aerospace & Defense industry performed poorly last year due to fears of significant reductions in federal defense spending.  While we feel there is likely to be lower spending overall, we do not feel that all defense firms will fare equally.  L-3 Communications’ focus is communications and electronics.  There will be some reduction in demand due to the wind down of operations in Iraq and Afghanistan.  However, it will have a muted affect on L-3 due to the increasing importance of its products on the U.S. defense strategy.  Most of the defense cuts will come from major weapons platforms and space segments unrelated to L-3’s product lineup.

Current Positioning and Opportunities

On March 31, 2011, the Fund changed its investment strategy from large cap value to mid cap value.  While the investment style remains the same, the fund will focus on companies with a market capitalization similar to those listed with the Russell MidCap Value Index.  Shareholders were notified of the pending change in a mailing dated January 31, 2011.

The strategy of the fund was changed as we believe mid cap stocks offer many attractive characteristics as well as a better fit with our investment expertise.  Over the past 20 years (as of December 31, 2010), mid cap stocks have outperformed large cap stocks yet have exhibited less volatility than small cap stocks.  Mid cap companies tend to be more nimble and innovative than large cap companies providing higher levels of growth.  However, mid cap companies are often well established, well capitalized and diversified through geography, business lines or customers.

As of March 31, our largest overweight sectors in the Fund are Materials followed closely by Consumer Discretionary.  Both sectors have been impacted by concerns of rising energy prices.  For the Materials sector, the concern is primarily due to rising raw materials cost, while the concern for Consumer Discretionary is the impact on household spending patterns.  While we recognize these issues are valid in the short-term, rising economic activity will allow for pricing power and market share gains for the best of class over the long-term.

We also see opportunities within Health Care and Information Technology, thus we are modestly overweight both sectors.  We expect Health Care to benefit from less uncertainty around legislation as we move forward, and Information Technology to benefit from low cash flow valuations, improving economic activity, and spending on technology upgrades.

Thank you for your continued confidence in Dean.

Performance Summary

[
The performance quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted.  For more information on the Dean Mid Cap Value Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-888-899-8343.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

Comparison of the Change in Value of a $10,000 Investment in the Dean Mid Cap Value Fund, the Russell 1000 Index and the Russell 1000 Value Index

Dean Mid Cap Value Fund - $10,634
Russell 1000 Index - $14,564
Russell 1000 Value Index - $15,582
$20,000
$19,000
$18,000
$17,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
Value
Past Performance is not predictive of future performance
Mar-01
Sep-01
Mar-02
Sep-02
Mar-03
Sep-03
Mar-04
Sep-04
Mar-05
Sep-05
Mar-06
Sep-06
Mar-07
Sep-07
Mar-08
Sep-08
Mar-09
Sep-09
Mar-10
Sep-10
Mar-11
Date

This graph shows the value of a hypothetical initial investment of $10,000 in the Fund, the Russell 1000 Index and the Russell 1000 Value Index on March 31, 2001 and held through March 31, 2011.

The Russell 1000 Index and the Russell 1000 Value Index are widely recognized unmanaged indices of common stock prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the index plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE OR PREDICT FUTURE RESULTS. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  For more information on the Dean Mid Cap Value Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-888-899-8343.

 You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., Indianapolis, IN 46208, Member FINRA.

DEAN SMALL CAP VALUE FUND HOLDINGS - (UNAUDITED)

Dean Small Cap Value Fund Portfolio Analysis as of March 31, 2011[1]
Financial Services
Industrials
Technology
Materials & Processing
Energy
Consumer Discretionary
Utilities
Health Care
Consumer Staples
Money Market
0.00%
5.00%
10.00%
15.00%
20.00%
25.00%
30.00%

1As a percent of total investments.

The investment objective of the Dean Small Cap Value Fund is long-term capital appreciation and, secondarily, dividend income.

1As a percent of total investments.

The investment objective of the Dean Mid Cap Value Fund is long-term capital appreciation and, secondarily, dividend income.

PORTFOLIO HOLDINGS -  (UNAUDITED)

The Funds file a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov.  In addition, the Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ABOUT THE FUNDS’ EXPENSES -  (UNAUDITED)

As a shareholder of each Fund, you incur ongoing costs, including management fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning and held for the six month period, October 1, 2010 to March 31, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Dean Small Cap Value Fund	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During Period October 1, 2010 – March 31, 2011*
Actual	$1,000.00	$1,199.65	$8.23
Hypothetical**	$1,000.00	$1,017.45	$7.54

*Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the partial year period).
** Assumes a 5% return before expenses.

Dean Mid Cap Value Fund	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During Period October 1, 2010 – March 31, 2011*
Actual	$1,000.00	$1,151.89	$8.05
Hypothetical**	$1,000.00	$1,017.45	$7.54

*Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the partial year period).
** Assumes a 5% return before expenses.

DEAN FUNDS
DEAN SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS
March 31, 2011

		Fair
Shares	COMMON STOCKS - 91.61%	Value

	Arrangement Of Transportation Of Freight & Cargo - 0.49%
4,475	Brink's Co./The	$148,167

	Bituminous Coal & Lignite Surface Mining - 1.49%
20,910	Cloud Peak Energy, Inc. *	451,447

	Calculating & Accounting Machines (No Electronic Computers) - 0.93%
7,980	Diebold, Inc.	282,971

	Chemicals & Allied Products - 0.98%
7,110	Arch Chemicals, Inc.	295,705

	Coating, Engraving & Allied Services - 1.74%
43,920	Handy & Harman Ltd. *	527,918

	Computer Peripheral Equipment - 1.23%
60,500	Brocade Communications Systems, Inc. *	372,075

	Converted Paper & Paperboard Products (No Containers/Boxes) - 1.94%
17,915	Bemis Company, Inc.	587,791

	Crude Petroleum & Natural Gas - 3.12%
10,830	Berry Petroleum Co. - Class A	546,373
23,550	Penn Virginia Corp.	399,408
		945,781

	Drawing & Insulating Non Ferrous Wire - 0.96%
6,680	General Cable Corp. *	289,244

	Electric Lighting & Wiring Equipment - 0.50%
2,550	Thomas & Betts Corp. *	151,649

	Electric Services - 3.86%
14,675	Great Plains Energy, Inc.	293,794
12,360	Portland General Electric Co.	293,797
16,105	Unisource Energy Corp.	581,874
		1,169,465

	Electric Work - 0.91%
8,935	EMCOR Group, Inc. *	276,717

	Fabricated Plate Work (Boiler Shops) - 2.17%
23,915	Global Power Equipment Group, Inc. *	657,663

	Fats & Oils - 1.55%
30,435	Darling International, Inc. *	467,786

	Finance Services - 0.98%
22,240	Fifth Street Finance Corp.	296,904

	Financials - Diversified Investments - 1.44%
18,200	Solar Capital Ltd.	434,616

	Fire, Marine & Casualty Insurance - 4.86%
12,895	Aspen Insurance Holdings Ltd.	355,386
16,450	HCC Insurance Holdings, Inc.	515,050
15,755	Platinum Underwriters Holdings, Ltd.	600,108
		1,470,544

	Heavy Construction Other Than Building Construction - Contractors - 1.40%
55,545	Great Lakes Dredge & Dock Co.	423,808

	Hospital & Medical Service Plans - 1.47%
11,920	Healthspring, Inc. *	445,450

	Ice Cream & Frozen Desserts - 0.46%
13,975	Dean Foods Co. *	139,750

	Industrial Instruments For Measurement, Display, & Control - 1.03%
9,390	MKS Instruments, Inc.	312,687

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS
DEAN SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS - continued
March 31, 2011

		Fair
Shares	COMMON STOCKS - 91.61% - continued	Value

	Life Insurance - 1.94%
19,100	Delphi Financial Group, Inc. - Class A	$586,561

	Mineral Royalty Traders - 0.96%
5,525	Royal Gold, Inc.	289,510

	Miscellaneous - Electrical Machinery, Equipment & Supplies - 0.91%
19,780	Motorcar Parts of America, Inc. *	276,524

	Miscellaneous - Fabricated Metal Products - 0.93%
6,630	Barnes Group Inc.	138,434
2,950	Crane Co.	142,869
		281,303

	Miscellaneous - Furniture & Fixtures - 1.75%
9,725	Kinetic Concepts, Inc. *	529,234

	Miscellaneous - Industrial & Commercial Machinery & Equipment - 0.94%
8,105	Curtiss-Wright Corp.	284,810

	Miscellaneous - Manufacturing Industries - 2.38%
8,050	Brady Corp. - Class A	287,304
20,090	Hillenbrand, Inc.	431,935
		719,239

	Motor Vehicle Parts & Accessories - 1.86%
20,145	Accuride Corp.*	279,814
6,280	Cooper-Standard Holding Inc. *	284,170
		563,984

	National Commercial Banks - 4.44%
22,405	First Financial Bancorp	373,939
26,627	First Horizon National Corp.	298,489
38,605	National Penn Bancshares, Inc.	298,803
23,540	TCF Financial Corp.	373,344
		1,344,575

	Natural Gas Distribution - 3.17%
13,030	AGL Resources, Inc.	519,115
10,280	New Jersey Resources Corp.	441,526
		960,641

	Oil & Gas Services - 1.00%
7,360	Superior Energy Services, Inc. *	301,760

	Paper Mills - 1.68%
18,885	AbitibiBowater, Inc. *	507,440

	Petroleum Refining - 1.11%
14,460	CVR Energy, Inc. *	334,894

	Pharmaceutical Preparations - 1.76%
46,300	Prestige Brands Holdings, Inc. *	532,450

	Plastics, Materials, Synthetic Resins & Non Vulcan Elastomers - 0.50%
7,630	Hexcel Corp. *	150,235

	Plastics Products - 1.49%
45,535	Myers Industries, Inc.	452,163

	Printed Circuit Boards - 1.41%
40,390	DDI Corp.	426,922

	Radio & TV Broadcasting & Communications Equipment - 2.48%
14,790	EMS Technologies, Inc. *	290,697
48,475	SeaChange International, Inc. *	460,512
		751,209

	Retail - Apparel & Accessory Stores - 0.98%
12,215	Aeropostale, Inc. *	297,069

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS
DEAN SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS - continued
March 31, 2011

		Fair
Shares	COMMON STOCKS - 91.61% - continued	Value

	Semiconductors & Related Devices - 0.98%
14,340	Microsemi Corp. *	$296,981

	Services - Computer Integrated Systems Design - 0.97%
4,780	CACI International, Inc. - Class A *	293,110

	Services - Computer Processing & Data Preparation - 3.73%
28,690	CSG Systems International, Inc. *	572,079
44,910	Intersections, Inc.	556,884
		1,128,963

	Services - Equipment Rental & Leasing - 2.02%
17,560	Rent-A-Center, Inc.	613,020

	Services - Management Consulting Services - 1.94%
15,285	FTI Consulting, Inc. *	585,874

	State Commercial Banks - 4.52%
18,885	Associated Banc-Corp	280,442
6,515	Bank of the Ozarks, Inc.	284,771
24,985	Bryn Mawr Bank Corp.	513,941
12,700	Home Bancshares, Inc.	288,925
		1,368,079

	Steel Works, Blast Furnaces, Rolling Mills - 0.49%
8,625	Commercial Metals Co.	148,954

	Surgical & Medical Instruments & Apparatus - 1.94%
10,155	Teleflex, Inc.	588,787

	Surity Insurance - 0.51%
17,390	MGIC Investment Corp. *	154,597

	Tires & Innertubes - 0.51%
5,945	Cooper Tire & Rubber Co.	153,084

	Water Transportation - 1.86%
9,425	Tidewater, Inc.	564,086

	Wholesale - Computer & Peripheral Equipment & Software - 2.68%
24,850	Ingram Micro, Inc. *	522,596
5,665	Tech Data Corp. *	288,122
		810,718

	Wholesale - Farm Product Raw Material - 1.73%
10,760	Anderson's, Inc./The	524,227

	Wholesale - Groceries & Related Products - 1.57%
14,390	Core-Mark Holding Co., Inc. *	475,590

	Wholesale - Medical, Dental & Hospital Equipment & Supplies - 0.96%
8,905	Owens & Minor, Inc.	289,234

	TOTAL COMMON STOCKS (Cost $24,800,379)	27,733,965

	REAL ESTATE INVESTMENT TRUSTS - 6.30%

10,640	CommonWealth REIT	276,321
15,320	Hospitality Properties Trust	354,658
29,945	Inland Real Estate Corp.	285,675
42,405	MFA Financial, Inc.	347,721
18,221	One Liberty Properties, Inc.	274,773
23,730	Redwood Trust, Inc.	369,001

	TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $1,914,058)	1,908,149

	MONEY MARKET SECURITIES - 2.62%
793,123	AIM STIT-STIC Prime Portfolio - Class I, 0.12% (a)	793,123

	TOTAL MONEY MARKET SECURITIES (Cost $793,123)	793,123

	TOTAL INVESTMENTS (Cost $27,507,560) - 100.53%	$30,435,237

	Liabilities in excess of other assets - (0.53)%	(161,269)

	TOTAL NET ASSETS - 100.00%	$30,273,968

* Non-income producing securities.
(a) Variable rate security; the money market rate shown represents the rate at March 31, 2011.

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS
DEAN MID CAP VALUE FUND
SCHEDULE OF INVESTMENTS
March 31, 2011

		Fair
Shares	COMMON STOCKS - 93.80%	Value

	Accident & Health Insurance - 1.54%
5,845	Unum Group	$153,431

	Apparel & Other Finished Products Of Fabrics & Similar Materials - 1.42%
4,965	Carter's, Inc. *	142,148

	Auto Controls For Regulating Residential & Commercial Environment - 1.27%
2,635	Ingersoll-Rand PLC	127,297

	Books: Publishing or Publishing and Printing - 2.31%
5,845	McGraw-Hill Companies, Inc.	230,293

	Cable & Other Pay Television Services - 1.45%
5,935	DISH Network Corp. - Class A *	144,577

	Canned Fruits, Vegetable & Preserves, Jams & Jellies - 1.51%
2,110	JM Smucker Co./The	150,633

	Chemicals & Allied Products - 1.79%
2,110	FMC Corp.	179,202

	Construction, Mining & Materials Handling Machinery & Equipment - 2.18%
3,315	Dover Corp.	217,928

	Crude Petroleum & Natural Gas - 6.32%
6,415	Forest Oil Corp. *	242,679
1,980	Newfield Exploration Company *	150,500
2,460	Noble Energy, Inc.	237,759
		630,938

	Cutlery, Handtools, & General Hardware - 2.85%
2,330	Snap-On, Inc.	139,940
1,890	Stanley Black & Decker, Inc.	144,774
		284,714

	Drawing & Insulating Nonferrous Wire - 1.58%
3,645	General Cable Corp. *	157,828

	Electronic Connectors - 2.18%
8,655	Molex Inc.	217,414

	Electric Services - 1.48%
6,240	Portland General Electric Co.	148,325

	Fire, Marine & Casualty Insurance - 2.43%
3,866	Allstate Corp., The	122,861
3,735	W.R. Berkley Corp.	120,304
		243,165

	Food & Kindered Products - 1.51%
5,535	Flowers Foods, Inc.	150,718

	Gas & Other Services Combined - 1.31%
2,450	Sempra Energy	131,075

	Glass Containers - 1.39%
4,615	Owens-Illinois, Inc. *	139,327

	Grain Mill Products - 2.19%
4,225	Corn Products International, Inc.	218,940

	Investment Advice - 2.23%
8,700	Invesco Ltd.	222,372

	Life Insurance - 4.59%
6,635	Delphi Financial Group, Inc.	203,761
3,825	Torchmark Corp.	254,286
		458,047

	Men's & Boys' Furnishings, Work Clothing, & Allied Garments - 1.26%
1,275	VF Corp.	125,626

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS
DEAN MID CAP VALUE FUND
SCHEDULE OF INVESTMENTS - continued
March 31, 2011

		Fair
Shares	COMMON STOCKS - 93.80% - continued	Value

	Mining, Quarrying Of Non Metallic Minerals (No Fuels) - 1.19%
1,275	Compass Minerals International, Inc.	$119,251

	Miscellaneous Fabricated Metal Products - 1.53%
1,615	Parker Hannifin Corp.	152,908

	National Commercial Banks - 4.41%
4,525	Comerica, Inc.	166,158
7,075	FirstMerit Corp.	120,699
17,270	KeyCorp	153,358
		440,215

	Natural Gas Distribution - 4.74%
5,185	AGL Resources, Inc.	206,570
7,830	Atmos Energy Corp.	267,003
		473,573

	Natural Gas Transmission - 1.50%
4,790	Williams Comp. Inc.	149,352

	Oil & Gas Field Machinery & Equipment - 2.33%
3,166	Baker Hughes, Inc.	232,479

	Petroleum Refining - 1.27%
1,729	Murphy Oil Corp.	126,943

	Paperboard Containers & Boxes - 1.46%
4,010	Sonoco Products Co.	145,282

	Railroad, Line-Haul Operating - 1.39%
1,760	CSX Corp.	138,336

	Refuse Systems - 1.35%
4,475	Republic Services, Inc.	134,429

	Retail - Apparel & Accessory Stores - 1.48%
6,080	Aeropostale, Inc. *	147,866

	Retail - Auto & Home Supply Store - 1.27%
1,935	Advance Auto Parts, Inc.	126,975

	Retail - Eating Places - 2.08%
4,220	Darden Restaurants, Inc.	207,329

	Retail - Family Clothing Stores - 1.68%
3,735	Nordstrom, Inc.	167,627

	Semiconductors & Related Devices - 1.63%
4,835	Linear Technology Corp.	162,601

	Services - Commercial Physical & Biological Research - 1.38%
4,965	Pharmaceutical Product Development, Inc.	137,580

	Services - Management Consultant Services - 1.42%
2,550	Towers Watson & Co. - Class A	141,423

	Services - Prepackaged Software - 2.31%
8,350	Synopsys, Inc. *	230,878

	State Commercial Banks - 2.52%
2,750	Commerce Bancshares, Inc.	111,210
2,771	Northern Trust Corp.	140,628
		251,838

	Surgical & Medical Instruments & Apparatus - 3.58%
2,110	C.R. Bard, Inc.	209,544
2,550	Teleflex, Inc.	147,849
		357,393

	Wholesale - Chemicals & Allied Products - 1.58%
2,725	Ashland, Inc.	157,396

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS
DEAN MID CAP VALUE FUND
SCHEDULE OF INVESTMENTS - continued
March 31, 2011

		Fair
Shares	COMMON STOCKS - 93.80% - continued	Value

	Wholesale - Electronic Parts & Equipment - 2.39%
5,705	Arrow Electronics, Inc. *	$ 238,925

	Wholesale - Medical, Dental & Hospital Equipment & Supplies - 1.19%
3,690	Patterson Companies, Inc.	118,781

	Wholesale - Misc. Durable Goods - 1.63%
2,505	Schnitzer Steel Industries, Inc.	162,850

	X-Ray Apparatus & Tubes & Related Irridation Apparatus - 1.70%
7,645	Hologic, Inc. *	169,719

	TOTAL COMMON STOCKS (Cost $9,168,309)	9,365,947

	REAL ESTATE INVESTMENT TRUSTS - 4.85%
7,910	BioMed Realty Trust, Inc.	150,448
2,955	Digital Realty Trust, Inc.	171,804
3,075	Health Care REIT, Inc.	161,253

	TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $483,856)	483,505

	MONEY MARKET SECURITIES - 0.40%
40,252	AIM STIT-STIC Prime Portfolio - Class I, 0.12% (a)	40,252

	TOTAL MONEY MARKET SECURITIES (Cost $40,252)	40,252

	TOTAL INVESTMENTS (Cost $9,692,417) - 99.05%	$ 9,889,704

	Other assets less liabilities - 0.95%	95,234

	TOTAL NET ASSETS - 100.00%	$ 9,984,938

* Non-income producing securities.
(a) Variable rate security; the money market rate shown represents the rate at March 31, 2011.

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS
STATEMENTS OF ASSETS & LIABILITIES
March 31, 2011

	Small Cap	Mid Cap
	Value Fund	Value Fund

ASSETS
Investment in securities:
At cost	$27,507,560	$9,692,417
At value	$30,435,237	$9,889,704

Receivable for capital stock sold	$575,605	$13,500
Dividends receivable	45,449	15,945
Interest receivable	40	8
Receivable for securities sold	-	9,122,749
Prepaid expenses	17,915	16,236
TOTAL ASSETS	31,074,246	19,058,142

LIABILITIES
Payable for securities purchased	756,837	9,045,006
Payable to Administrator	10,205	5,483
Payable to Adviser (a)	8,512	1,484
Payable to trustees & officers	1,798	1,797
Accrued expenses	22,926	19,434
TOTAL LIABILITIES	800,278	9,073,204

NET ASSETS	$30,273,968	$9,984,938

Net assets consist of:
Paid in capital	$28,745,409	$14,618,262
Accumulated undistributed net investment income	43,017	50,577
Accumulated net realized gains (losses) from security
transactions	(1,442,135)	(4,881,188)
Net unrealized appreciation (depreciation) on investments	2,927,677	197,287

NET ASSETS	$30,273,968	$9,984,938

Shares of beneficial interest outstanding (unlimited
numbers of shares authorized)	2,653,273	949,045

Net asset value, offering, and redemption price per share	$11.41	$10.52

(a) See Note 4 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS
STATEMENTS OF OPERATIONS
For the Year Ended March 31, 2011

	Small Cap	Mid Cap
	Value Fund	Value Fund

Investment Income
Dividends (Net of foreign tax withheld of $11 for Small Cap)	$325,936	$243,732
Interest	41,635	206
Total Income	367,571	243,938

Expenses
Investment advisory fees (a)	216,369	105,137
Administration expenses	94,261	47,034
Custody expenses	23,833	9,833
Registration expenses	21,705	20,613
Transfer agent expenses	21,375	21,791
Legal expenses	19,809	20,474
Audit expenses	13,799	13,799
Trustees expenses	9,512	9,513
CCO expenses	7,701	7,700
Pricing expenses	4,202	3,359
Miscellaneous expenses	2,763	2,773
Insurance expenses	1,971	1,971
Printing expenses	1,565	910
24F-2 fees	471	-
Total Expenses	439,336	264,907
Fees waived and expenses reimbursed by Adviser (a)	(114,782)	(107,202)
Net Expenses	324,554	157,705

Net Investment Income	43,017	86,233

Realized & Unrealized Gain (Loss)
Net realized gains (losses) on security transactions	3,940,824	721,843
Change in unrealized appreciation (depreciation) on investments	513,830	(598,572)
Net realized & unrealized gains (losses) on investments	4,454,654	123,271

Net increase (decrease) in net assets resulting from operations	$4,497,671	$209,504

(a) See Note 4 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
	Small Cap Value Fund

	Year	Year
	Ended	Ended
	March 31,	March 31,
	2011	2010
Increase (Decrease) in Net Assets from:
Operations
Net investment income (loss)	$43,017	$242,701
Net realized gains (losses) from security transactions	3,940,824	1,265,355
Change in unrealized appreciation (depreciation) on investments	513,830	7,231,116
Net increase (decrease) in net assets from operations	4,497,671	8,739,172

Distributions
From net investment income	(249,880)	(161,826)
Decrease in net assets from distributions to shareholders	(249,880)	(161,826)

Capital Share Transactions

Proceeds from shares sold	8,044,440	986,097
Reinvestment of distributions	247,155	159,822
Amounts paid for shares redeemed	(1,230,765)	(319,340)
Net increase (decrease) in net assets from capital share transactions	7,060,830	826,579

Total Increase (Decrease) in Net Assets	11,308,621	9,403,925

Net Assets
Beginning of period	18,965,347	9,561,422

End of period	$30,273,968	$18,965,347

Accumulated undistributed net investment income included in net assets	$43,017	$249,986

Capital Share Transactions
Shares sold	764,572	123,453
Shares issued in reinvestment of distributions	22,991	17,917
Shares redeemed	(115,874)	(41,622)
Net increase (decrease) in shares outstanding	671,689	99,748

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS - continued
	Mid Cap Value Fund

	Year	Year
	Ended	Ended
	March 31,	March 31,
	2011	2010
Increase (Decrease) in Net Assets from:
Operations
Net investment income (loss)	$86,233	$99,559
Net realized gains (losses) from security transactions	721,843	(224,534)
Change in unrealized appreciation (depreciation) on investments	(598,572)	5,379,292
Net increase (decrease) in net assets resulting from operations	209,504	5,254,317

Distributions
From net investment income	(91,112)	(128,145)
Decrease in net assets from distributions to shareholders	(91,112)	(128,145)

Capital Share Transactions
Proceeds from shares sold	169,931	265,249
Reinvestment of distributions	86,238	-
Amounts paid for shares redeemed	(4,607,336)	(395,251)
Net increase (decrease) in net assets from capital share transactions	(4,351,167)	(8,019)

Total Increase (Decrease) in Net Assets	(4,232,775)	5,118,153

Net Assets
Beginning of period	14,217,713	9,099,560

End of period	$9,984,938	$14,217,713

Accumulated undistributed net investment income included in net assets	$50,577	$55,456

Capital Share Transactions
Shares sold	17,702	32,049
Shares issued in reinvestment of distributions	8,589	12,813
Shares redeemed	(514,976)	(45,869)
Net increase (decrease) in shares outstanding	(488,685)	(1,007)

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS
SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

	For the Years ended

	March 31,		March 31,	March 31,		March 31,		March 31,
	2011		2010	2009		2008		2007

Net asset value, beginning of year	$9.57		$5.08	$8.80		$15.71		$16.01

Income (loss) from investment operations:
Net investment income (loss)	0.02	(b)	0.12	0.08		0.10		(0.07)
Net realized and unrealized gains (losses)
on investments	1.93	(e)	4.45	(3.68)		(3.17)		0.53
Total income (loss) from investment operations	1.95		4.57	(3.60)		(3.07)		0.46

Less distributions:
From net investment income	(0.11)		(0.08)	(0.10)		(0.01)		-
From net realized gains	-		-	(0.02)		(3.83)		(0.76)
Total distributions	(0.11)		(0.08)	(0.12)		(3.84)		(0.76)

Net asset value, end of year	$11.41		$9.57	$5.08		$8.80		$15.71

Total Return (a)	20.47%		90.14%	-41.11%		-21.57%	(c)	2.95%	(c)

Ratios and Supplemental Data

Net assets, end of period	$30,273,968		$18,965,347	$9,561,422		$15,141,843		$20,890,814

Ratio of expenses to average net assets:
After fee waivers and/or expense
reimbursement by Adviser
and Administrator	1.50%		1.50%	1.50%	(d)	1.50%		1.83%
Before fee waivers and/or expense
reimbursement by Adviser
and Administrator	2.03%		2.30%	2.42%		2.14%		2.16%
Ratio of net investment income (loss) to average net assets:
After fee waivers and/or expense
reimbursement by Adviser
and Administrator	0.20%		1.58%	1.22%	(d)	0.77%		(0.45)%
Before fee waivers and/or expense
reimbursement by Adviser
and Administrator	(0.33)%		0.78%	0.30%		0.13%		(0.78)%
Portfolio turnover rate	183%		165%	141%		85%		149%

(a) Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b) Calculated using the average shares method
(c) Total returns shown exclude the effect of applicable sales loads.
(d) A portion of the waiver was related to 12b-1 expenses voluntarily waived by the Adviser, equal to 0.19% of average net assets.
(e) Realized and unrealized gains (losses) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations.

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS
MID CAP VALUE FUND
FINANCIAL HIGHLIGHTS (continued)
Per Share Data for a Share Outstanding Throughout Each Period

	For the Years ended

	March 31,		March 31,	March 31,		March 31,		March 31,
	2011		2010	2009		2008		2007

Net asset value, beginning of year	$9.89		$6.32	$10.65		$12.52		$11.40

Income (loss) from investment operations:
Net investment income (loss)	0.08	(b)	0.07	0.15		0.18		(0.01)
Net realized and unrealized gains (losses)
on investments	0.65	(e)	3.59	(4.34)		(1.92)		1.13
Total income (loss) from investment operations	0.73		3.66	(4.19)		(1.74)		1.12

From net investment income	(0.10)		(0.09)	(0.14)		(0.13)		-
Total distributions	(0.10)		(0.09)	(0.14)		(0.13)		-
Less distributions:

Net asset value, end of year	$10.52		$9.89	$6.32		$10.65		$12.52

Total Return (a)	7.39%		57.97%	-39.52%		-14.02%	(c)	9.85%	(c)

Ratios and Supplemental Data

Net assets, end of period	$9,984,938		$14,217,713	$9,099,560		$14,181,769		$16,875,525

Ratio of expenses to average net assets:
After fee waivers and/or expense
reimbursement by Adviser
and Administrator	1.50%		1.50%	1.50%	(d)	1.50%		1.85%
Before fee waivers and/or expense
reimbursement by Adviser
and Administrator	2.52%		2.39%	2.47%		2.23%		2.44%
Ratio of net investment income (loss) to average net
assets:
After fee waivers and/or expense
reimbursement by Adviser
and Administrator	0.82%		0.80%	1.73%	(d)	1.46%		(0.69)%
Before fee waivers and/or expense
reimbursement by Adviser
and Administrator	(0.20)%		(0.09)%	0.76%		0.73%		(0.10)%
Portfolio turnover rate	111%		62%	77%		24%		124%

(a) Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b) Calculated using the average shares method
(c) Total returns shown exclude the effect of applicable sales loads.
(d) A portion of the waiver was related to 12b-1 expenses voluntarily waived by the Adviser, equal to 0.19% of average net assets.
(e) Realized and unrealized gains (losses) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations.

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2011

NOTE 1. Organization

The Dean Small Cap Value Fund (the “Small Cap Fund”) and the Dean Mid Cap Value Fund (the “Mid Cap Fund”) (each a “Fund” and, collectively the “Funds”) were organized as diversified series of Unified Series Trust (the “Trust”) on November 13, 2006. The Mid Cap Fund was formerly known as the Dean Large Cap Value Fund. The name change was effective March 31, 2011. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”).

The Mid Cap Fund acquired all of the assets and liabilities of each of the Dean Large Cap Value Fund and the Dean Balanced Fund, each a series of the Dean Family of Funds (each “Predecessor Fund”, collectively, “Predecessor Funds”), in a tax-free reorganization at the close of business on March 30, 2007. In connection with this acquisition, Class A shares of the acquired funds were exchanged for shares of the Large Cap Value Fund. In the same reorganization, the Small Cap Fund acquired all of the assets and liabilities of the Dean Small Cap Value Fund, a series of Dean Family of Funds, and Class A shares of the acquired funds were exchanged for shares of the identically named Fund. The Small Cap Fund’s and Large Cap Fund’s predecessor each commenced operations on May 28, 1997. For the periods prior to March 31, 2007, the financial information included herein or incorporated by reference into these Financial Statements, including the Notes to the Financial Statements, is that of the predecessor Dean Small Cap Value and Dean Large Cap Value Class A shares. Prior to October 28, 2006, each of the Funds’ Predecessors offered Class C shares for purchase. On October 27, 2006, the Class C shares of each Predecessor Fund were reclassified to the Class A shares of each respective Predecessor Fund.

The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series. The Funds are series of funds currently authorized by the Trustees. The investment adviser to each Fund is Dean Investment Associates, LLC (“Dean Investment Associates” or “Adviser”). In addition, the Adviser has retained Dean Capital Management, LLC (“DCM” or “Sub-Adviser”) to serve as sub-adviser to the Funds.  DCM is an affiliate of the Adviser. The investment objective of the Small Cap Fund and the Mid Cap Fund is long-term capital appreciation and, secondarily, dividend income.

NOTE 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Funds make no provision for federal income or excise tax. The Funds intend to qualify each year as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirement applicable to RICs and by distributing substantially all of their taxable income. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income is not distributed, the Funds could incur a tax expense.

As of and during the fiscal year ended March 31, 2011, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties.  The Funds are not subject to examination by U.S. federal tax authorities for tax years prior to 2007.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income - The Funds follow industry practice and record security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Distributions received from investments in real estate investment trusts (“REITS”) that represent a return of capital or capital gain are recorded as a reduction of the cost of investment or as a realized gain, respectively.  The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in REITS

DEAN FUNDS
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2011

NOTE 2. Significant Accounting Policies - continued

are reported to the Funds after the end of the calendar year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the calendar year. Estimates are based on the most recent REIT distributions information available. Distributions received from investments in publicly traded partnerships are recorded as dividend income for book purposes. Withholding taxes on foreign dividends and related reclaims have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.  For bonds that miss a scheduled interest payment, after the grace period, all interest accrued on the bond is written off and no additional interest will be accrued. However, for illiquid or fair valued bonds, if the Adviser’s research indicates a high recovery rate in restructuring, and the Funds expect to hold the bond until the issue is restructured, past due interest may not be written off in its entirety.

Dividends and Distributions - Each Fund intends to distribute substantially all of its net investment income, if any, as dividends to its shareholders on at least an annual basis. Each Fund intends to distribute  its net realized long term capital gains and its net realized short term capital gains, if any, at least once a year.  Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature; they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds.  As of March 31, 2011, there were no material reclassifications.

NOTE 3. Securities Valuation and Fair Value Measurements

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. Accounting principles generally accepted in the United States of America (“GAAP”) establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•
Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an  inactive  market,  quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

DEAN FUNDS
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2011

NOTE 3. Securities Valuation and Fair Value Measurements - continued

Equity securities, including common stocks and real estate investment trusts, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser or Sub-Adviser believes such prices more accurately reflect the fair value of such securities.  Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price.  Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price.  When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Funds will be valued by the pricing service using observable inputs other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Adviser or Sub-Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser or Sub-Adviser, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Adviser or Sub-Adviser believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Adviser or Sub-Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser or Sub-Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Adviser or Sub-Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser or Sub-Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser or Sub-Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser or Sub-Adviser is aware of any other data that calls into question the reliability of market quotations.  Good faith pricing may also be used in instances when the bonds the Funds invest in may default or otherwise cease to have market quotations readily available.

DEAN FUNDS
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2011

NOTE 3. Securities Valuation and Fair Value Measurements - continued

The following is a summary of the inputs used at March 31, 2011 in valuing the Small Cap Fund’s investments:

	Valuation Inputs
Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$27,449,795	$284,170	$-	$27,733,965
Real Estate Investment Trusts	1,908,149	-	-	1,908,149
Money Market Securities	793,123	-	-	793,123
Total	$30,151,067	$284,170	$-	$30,435,237
*Refer to the Schedule of Investments for industry classifications.

 The following is a summary of the inputs used at March 31, 2011 in valuing the Mid Cap Fund’s investments:

	Valuation Inputs
Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$9,365,947	$-	$-	$9,365,947

Real Estate Investment Trusts	483,505	-	-	483,505

Money Market Securities	40,252	-	-	40,252

Total	$9,889,704	$-	$-	$9,889,704
*Refer to the Schedule of Investments for industry classifications.

The Fund had no transfers between Level 1 and Level 2 at anytime during the reporting period.

The Funds did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Funds did not hold any derivative instruments during the reporting period.

NOTE 4. Fees and Transactions with Affiliates and Related Parties

The Funds’ investments are managed by the Adviser pursuant to the terms of an advisory agreement.  The Adviser has hired the Sub-Adviser to manage the Funds’ assets on a day-to-day basis.  The Sub-Adviser is paid by the Adviser. In accordance with the advisory agreement, the Adviser is entitled to an investment management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of each Fund.  For the fiscal year ended March 31, 2011, the Adviser earned fees, before the waiver described below, of $216,369 and $105,137 from the Small Cap Fund and the Mid Cap Fund, respectively.  The Adviser has contractually agreed to waive all or a portion of its fees and/or reimburse expenses of each Fund, but only to the extent necessary to maintain total operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as expenses incurred by other investment companies in which the Funds may invest) at 1.50% of average daily net assets through July 31, 2012.

DEAN FUNDS
NOTES TO THE FINANCIAL STATEMENTS - continued
March 31, 2011

NOTE 4. Fees and Transactions with Affiliates and Related Parties – continued

For the fiscal year ended March 31 2011, the Adviser waived fees and reimbursed expenses of $114,782 and $107,202 for the Small Cap Fund and Mid Cap Fund, respectively. At March 31, 2011, the Adviser, was owed $8,512 and $1,484 from the Small Cap Fund and the Mid Cap Fund, respectively. Each waiver or reimbursement by the Adviser with respect to a Fund may be subject to potential recoupment by the Adviser through March 31, 2014.

The amounts subject to repayment by the Funds, pursuant to the aforementioned conditions, at March 31, 2011, were as follows:

Fund	Amount	Expires March 31,

Small Cap Value Fund	$95,763	2012
	122,570	2013
	114,782	2014
Mid Cap Value Fund	$94,684	2012
	111,143	2013
	107,202	2014

Each Fund retains Huntington Asset Services, Inc. (“HASI”), formerly known as Unified Fund Services, Inc, to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. These administrative services also include fund accounting and transfer agency services. For the fiscal year March 31, 2011, HASI earned fees of $94,261 and $47,034 from the Small Cap Fund and Mid Cap Fund, respectively, for administrative, fund accounting, and transfer agency services. For the fiscal year ended March 31 2011, HASI was reimbursed $21,375 and $21,791 by the Small Cap Fund and Mid Cap Fund, respectively, for out-of-pocket expenses. As of March 31, 2011, HASI was owed $10,205 and $5,483 by the Small Cap Fund and Mid Cap Fund, respectively, for administrative services and reimbursement of out-of-pocket expenses. Certain officers of the Trust are members of management and/or employees of HASI. HASI is a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the principal distributor of the Funds.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Funds. There were no payments made to the Distributor by the Funds for the fiscal year ended March 31, 2011. The Distributor and HASI are controlled by Huntington Bancshares, Inc. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and an officer of the Trust is an officer of the Distributor and such persons may be deemed to be affiliates of the Distributor.

Each Fund has adopted a Rule 12b-1 Plan (“Plan” or “Plans”) that allows the Fund to pay an annual fee of 0.25% to financial institutions that provide distribution services and/or shareholder servicing.  The Funds do not currently intend to activate the Plans prior to July 31, 2011.

DEAN FUNDS
NOTES TO THE FINANCIAL STATEMENTS - continued
March 31, 2011

NOTE 5. Investments

For the fiscal year ended March 31, 2011, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

As of March 31, 2011, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

NOTE 6. Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 7.  Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2011, affiliates of the Adviser owned 59.40% and 76.51% of the Small Cap Fund and the Mid Cap Fund, respectively.  As a result, Dean Wealth Management, LP, Dean Exempt Family Trust, CH Dean & Associates Inc., and Terence M. Dean, all considered affiliates of the Adviser, may be deemed to control each of the Funds.

NOTE 8. Distributions to Shareholders

Small Cap Fund:

On December 28, 2010, the Small Cap Fund paid an income distribution of $0.1118 per share to shareholders of record on December 27, 2010.

The tax character of distributions paid during the fiscal years ended March 31, 2011 and 2010 was as follows:
	2011	2010
Distributions paid from:
Ordinary income………………….	$249,880	$161,826
	$249,880	$161,826

DEAN FUNDS
NOTES TO THE FINANCIAL STATEMENTS - continued
March 31, 2011

NOTE 8. Distributions to Shareholders – continued

Mid Cap Fund:

On December 28, 2010, the Mid Cap Fund paid an income distribution of $0.0958 per share to shareholders of record on December 27, 2010.

The tax character of distributions paid during the fiscal years ended March 31, 2011 and 2010 was as follows:

	2011	2010
Distributions paid from:
Ordinary income………………….	$91,112	$128,145
	$91,112	$128,145

  As of March 31, 2011, the components of distributable earnings (accumulated losses) on a tax basis are as follows:

	Small Cap Value Fund	Mid Cap Value Fund

Undistributed ordinary income	$43,017	$50,577
Capital loss carryforward	(1,402,444)	(4,881,188)
Undistributed long-term realized gain	-	-
Unrealized appreciation (depreciation)	2,887,986	197,287

	$1,528,559	$(4,633,324)

As of March 31, 2011, the difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the deferral of losses on wash sales.  As of March 31, 2011 wash sales losses deferred for the Small Cap Fund were $39,691.

NOTE 9. Capital Loss Carryforwards

As of March 31, 2011, for federal income tax purposes, the Funds have capital loss carryforwards available to offset future capital gains, if any, in the following amounts:

NOTE 10.  NAME CHANGE

On March 31, 2011, the Large Cap Fund eliminated its policy of investing 80% of it assets in securities of large capitalization companies and adopted the new policy of investing 80% of its assets in securities of medium capitalization companies. All portfolio transactions to accompany the policy change occurred on March 31, 2011. The result was a name change from the Dean Large Cap Value Fund to the Dean Mid Cap Value Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Dean Funds
(Unified Series Trust)

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Dean Funds (the “Funds”), comprised of the Dean Small Cap Value Fund and the Dean Mid Cap Value Fund (formally known as the Dean Large Cap Value Fund), as of March 31, 2011 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2011 by correspondence with the Funds’ custodian and broker, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of March 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
May 31, 2011

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age - 63) Independent Trustee, December 2002 to present
President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008;  Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991 to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005. Chairman of the Executive Board of Directors for the Constitution Education Foundation since November 2010.

Stephen A. Little (Age - 64) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005.
Daniel J. Condon (Age - 60) Independent Trustee, December 2002 to present
Chairman, SMI Crankshaft LLC since July 2010, President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004; Director, International Crankshaft, Inc. since January 2004; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005

Ronald C. Tritschler (Age - 58) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006
Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005.

Kenneth G.Y. Grant (Age – 61) Independent Trustee, May 2008 to present
Senior Vice President of Global Trust Company since 2008; Senior Vice President of Advisors Charitable Gift Fund since May 2005; Senior Vice President and Chief Officer, Corporate Development, of Northeast Retirement Services, Inc. since February 2003; Senior Vice President of Savings Banks Employees Retirement Association since February 2003; Treasurer (since January 2004)  and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

Interested Trustees & Officers
Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 55)*** Trustee, November 2007 to present
Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October, 2008; Director, Greenlawn Cemetery since October, 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

Brian L. Blomquist (Age 52) President, March 2011 to present
President of Huntington Asset Services, Inc., the Trust’s administrator, since February, 2010; Senior Vice President of Institutional Custody at Huntington National Bank, the Trust’s custodian, since July, 2008, Director of Trust Operations at Huntington National Bank from March, 2008 to February, 2010; Board Member of King Park Area Development Corporation since February, 2011; President of TCL Associates, Inc., a consulting firm specializing in bank acquisitions and integrations for several large financial institutions, from February, 2000 to March, 2008.

John C. Swhear (Age - 49) Senior Vice President, May 2007 to present
Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of the Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from June 1983 to April 2007, including:  Associate General Counsel, April 2007; Investment Adviser Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007 and Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel, OneAmerica Securities Inc., February 2007 to April 2007;  Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Christopher E. Kashmerick (Age - 36) Treasurer and Chief Financial Officer, November 2008 to present
Vice President of Fund Accounting, Financial and Tax Reporting for Huntington Asset Services, Inc., the Trust's Administrator, since April 2008; Assistant Vice President, Compliance Officer and Compliance Administrator for U.S. Bancorp Fund Services, LLC, a mutual fund servicing company, from February 2005 to April 2008.

Lynn E. Wood (Age - 64) Chief Compliance Officer, October 2004 to present
Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005. Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of  CCMI Funds from October 2004 to March 2005; Chairman and Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor,  from September 2000 to December 2004; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from September 2000 to October 2004.

Tara Pierson (Age - 35) Secretary, May 2010 to present
Employed by Huntington Asset Services, Inc., the Trust’s administrator, since February 2000; Assistant Secretary of the Dividend Growth Trust from March 2006 to present; Assistant Secretary of the Trust from November 2008 to May 2010.

*    The address for each officer is 2960 North Meridian Street, Suite 300, Indianapolis, IN  46208.
**  The Trust currently consists of  25 series.
*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., the Distributor, as of March 31, 2011. The Board has reviewed and approved this management.

OTHER INFORMATION

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at 1-888-899-8343 to request a copy of the SAI or to make shareholder inquiries.

ADVISORY AND SUBADVISORY AGREEMENT RENEWAL – (Unaudited)

Renewal of the Advisory Agreements between the Trust and Dean Investment Associates, LLC (the Adviser) and the Subadvisory Agreement between the Adviser and Dean Capital Management, LLC ( the Subadviser) were considered by the Board, including a majority of Trustees who are not interested persons of the Trust or interested parties to the Agreements (collectively, the Independent Trustees and, each an “Independent Trustee”) at an in-person meeting held on February 6 and 7, 2011 to consider the renewal of these management agreements and to conduct interviews of the Funds’ portfolio managers and their Advisers’ (and Subadvisers’) compliance personnel.

The Trustees confirmed that the Committee had received and they had reviewed the following materials provided by each Fund’s Adviser (and Subadviser, if applicable), the Administrator and the CCO prior to their meeting:  (i) executed copies of the Fund’s management agreement, Subadvisory agreement(s) and expense cap side letter, as applicable;  (ii)  the Administrator’s letter to the Fund’s Adviser (or Subadviser) requesting detailed information designed to assist the Trustees in their review pursuant to Section 15(c) of the Investment Company Act and the Adviser’s or (Subadviser’s) response thereto; (iii) a memorandum from the Trust’s CCO summarizing the Adviser’s compliance program, including its code of ethics and proxy voting policy; (iv) the Adviser’s (or Subadviser’s) most current Form ADV Parts I and II and accompanying schedules; (v) current financial statements for each Adviser (or Subadviser); (vi) performance reports provided by the Administrator including a Fund’s returns for periods ended December 31, 2010, and comparisons to its benchmark(s) and peer group for the same periods; and (vii) the Administrator’s memorandum analyzing each Fund’s advisory fee and total expense ratio (after fee waivers and reimbursements) compared to those of its peer group.

The Nature, Extent and Quality of Services: The Committee noted that the Adviser manages approximately $344 million in assets and that the Subadviser manages approximately $338 million in assets.  The Committee further noted that the Large Cap Fund had $9 million in assets and the Small Cap Fund had $22 million in assets, as of November 30, 2010.  The Committee reviewed the responses from the Adviser and Subadviser as to the resources provided to the Funds, and considered the adequacy of such resources in light of the expected growth in the levels of the Funds’ assets, and whether the resources are sufficient to achieve positive performance, compliance and other needs.  The Committee noted that the Adviser has entered into a Subadvisory agreement with its affiliate, the Subadviser. The Committee noted that the Adviser and Subadviser provide the support of various administrative and professional staff, including those of their chief compliance officers.  Pursuant to the Subadvisory agreement, the services of the Funds’ portfolio managers, who makes all investment decisions for the Funds and who appear to have adequate experience to manage the Funds, are provided through the Subadviser. The Committee also noted that the Adviser provides two traders to each of the Funds and the Subadviser also provides an additional investment professional. The Committee determined that the Adviser’s and Subadviser’s resources appear adequate.  The Committee noted that neither the Adviser nor the Subadviser were proposing any changes to the level of services provided to the Fund.

The Committee noted that, in addition to the Fund, the Adviser also manages certain separate and wrap accounts with investment objectives and strategies similar to the Funds.  As a result, the Committee sought and received assurances from the Adviser that trades were being allocated fairly among the Funds and these accounts, given the potential for conflict of interest in managing the Funds and such accounts side-by-side.
The Committee noted that various compliance reports had been provided by the Adviser and the Trust’s CCO to the Board throughout the year, and noted, based on such reports, that the Fund’s investment policies and restrictions were consistently complied with during the last year.  The Committee further noted that the Trust’s CCO had reviewed the Adviser’s compliance policies and procedures and determined that they appeared reasonably designed to prevent violation of federal securities laws. The Committee also noted that the Trust’s CCO had reviewed the Subadviser’s compliance policies and procedures and, pending the Subadviser’s completion of its annual review and assessment of its compliance program, determined that they appeared reasonably designed to prevent violation of federal securities laws.

ADVISORY AND SUBADVISORY AGREEMENT RENEWAL – (Unaudited) – continued

Fund Performance: The Committee discussed the Funds’ performance and reviewed other materials provided by the Adviser and the Administrator with respect to such performance.  The Committee noted that the Administrator reported that for the one-, five- and ten- year periods ended December 31, 2010, the Large Cap Fund had underperformed its benchmark and peer group averages, but that the Large Cap Fund had outperformed its peer group average over the three-year period. The Committee noted that the Administrator reported that for the one-, five- and ten-year periods ended December 31, 2010, the Small Cap Fund had underperformed its benchmark and its peer group average, but that the Small Cap Fund had outperformed its benchmark and peer group average for the three-year period.  The Trustees emphasized that the Adviser had indicated that its recent performance had been hurt because the market favored lower quality stocks, which were not consistent with the Adviser’s style.  They also noted that the Funds had outperformed over the three-year period.

The Committee noted that both the Large Cap Fund and the Small Cap Fund had underperformed the Adviser’s similarly-managed separate accounts, but also noted that the separate account composite performance is presented gross of fees.  The Adviser reported that it monitors any differences in performance. The Adviser stated that the performance difference is partially attributable to the Funds’ having a portfolio composition slightly different from, and higher expenses than, the separate accounts.

Fee Rates and Profitability:  The Adviser’s compliance officer confirmed that the Adviser had agreed to continue capping certain operating expenses of the Funds at 1.50% through July 31, 2012 and assured the Committee that it had the financial wherewithal to do so.   The Committee noted that, although the Adviser’s fee of 1.00% was higher than the Large Cap Fund’s peer group average, the Large Cap Fund’s net expense ratio (after fee waivers and reimbursement) was lower than its peer group average. The Committee noted that the Adviser’s fee of 1.00% was slightly lower than the Small Cap Fund’s peer group average, but that the Small Cap Fund’s net expense ratio (after fee waivers and reimbursement) was slightly higher.  The Committee noted that the Subadviser’s fees of 0.50% for the Large Cap Fund and 0.90% for the Small Cap Fund were paid out of the Adviser’s fees, and they determined that it was appropriate for them to focus on the advisory fees because those were the fees paid by the Funds.  The Committee further noted that advisory fees were higher than those of separate accounts managed by the Adviser.  The Adviser reported that the Funds’ advisory fees are higher than those of separate and wrap accounts due to the Fund’s higher regulatory, distribution, and servicing costs and because the separate accounts benefitted from fee breakpoints. The Committee noted that the Adviser had waived most of its advisory fee in order to maintain the Large Cap Fund’s expense cap.  The Committee further noted that the Adviser had waived 80% of its advisory fee for the Small Cap Fund.  The Adviser estimated that $70 million of assets under management would be required for the Adviser to realize a profit from managing the Funds, but that current assets under management for both Funds totalled less than half that amount.   The Committee noted that the Adviser was not realizing a profit as a result of managing the Funds and that the Subadviser had realized a very small profit.

The Committee reviewed the preliminary financial statements of The C.H. Dean Companies, Inc. (consolidated) as of December 31, 2010, and noted that the adviser’s parent company appears to be adequately capitalized such that the adviser’s ability to continue providing investment services to the Funds should not be impaired. Finally, the Committee noted that the Adviser reported that it had entered into a soft dollar arrangement and was currently paying $0.02 per share, which the Committee deemed reasonable.  The Subadviser reported not entering into soft dollar arrangements.

Economies of Scale: In determining the reasonableness of the advisory fees, the Committee also considered whether economies of scale will be realized as the Funds grow larger, and the extent to which this is reflected in the advisory fees.  The Committee noted that it did not appear that the Adviser has begun to realize any significant economies of scale from managing the Funds.

The Committee reviewed all of the foregoing, the Committee determined that the Funds’ advisory fees and Subadvisory fees were reasonable, based on the quality of services provided to the Funds, and unanimously voted to recommend that the Board approve the Funds’ Management and Subadvisory Agreements.  Based

ADVISORY AND SUBADVISORY AGREEMENT RENEWAL – (Unaudited) – continued

on the above, the Board, including all of the Trustees who are not “interested persons” (within the meaning of the 1940 Act) of the Trust or the Adviser, determined that the Advisory Agreements with the Adviser and the Subadviser Agreement with the Subadviser were reasonable and unanimously approved the continuance of the Advisory Agreements with the Adviser and the Subadviser Agreement with the Subadviser for an additional year

PROXY VOTING

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted those proxies during the most recent twelve month period ended June 30 is available without charge upon request by (1) calling the Funds at (888) 899-8343 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES
Stephen A. Little, Chairman
Gary E. Hippenstiel
Daniel J. Condon
Ronald C. Tritschler
Kenneth G.Y. Grant
Nancy V. Kelly

OFFICERS
Brian L. Blomquist, President
John Swhear, Senior Vice President
Christopher E. Kashmerick, Chief Financial Officer and Treasurer
Tara Pierson, Secretary
Lynn Wood, Chief Compliance Officer

INVESTMENT ADVISOR
Dean Investment Associates LLC
3500 Pentagon Blvd., Suite 200
Beavercreek, Ohio. 45431

DISTRIBUTOR
Unified Financial Securities, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, OH 44145

LEGAL COUNSEL
Thompson Coburn LLP
One US Bank Plaza
St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES
Thompson Hine LLP
312 Walnut St., 14th Floor
Cincinnati, OH 45202

CUSTODIAN
U.S. Bank, N.A.
425 Walnut St.
Cincinnati, OH 45202

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT
Huntington Asset Services, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about each Funds’ management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.
Member FINRA/SIPC

Item 2. Code of Ethics.

(a)           As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)           For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)
Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)         Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)         Accountability for adherence to the code.

(c)           Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)           Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)           Posting:  We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f)           Availability:  The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a)           The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert.  The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Dean Mid Cap Value Fund:

FY 2011 FY 2010	$11,000 $11,000

Dean Small Cap Value Fund:
FY 2011 FY 2010	$11,000 $11,000

(b)	Audit-Related Fees
Registrant

Dean Mid Cap Value Fund:
FY 2011 FY 2010	$0 $0

Dean Small Cap Value Fund:
FY 2011 FY 2010	$0 $0

(c)	Tax Fees
Registrant

Dean Mid Cap Value Fund:
FY 2011 FY 2010	$2,500 $2,500

Dean Small Cap Value Fund:
FY 2011 FY 2010	$2,500 $2,500

Nature of the fees:	Preparation of the 1120 RIC and Excise review

(d)	All Other Fees
Registrant

Dean Mid Cap Value Fund:
FY 2011 FY 2010	$0 $0

Dean Small Cap Value Fund:
FY 2011 FY 2010	$0 $0

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:                         0%
Tax Fees:                                           0%
All Other Fees:                                 0%

(f)           During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)           The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant	Adviser
FY 2011	$ 0	$ 0
FY 2010	$ 0	$ 0

(h)           Not applicable.  The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies.  NOT APPLICABLE – applies to listed companies only

Item 6.  Schedule of Investments.  Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.  NOT APPLICABLE – applies to closed-end funds only

Item 8.  Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  NOT APPLICABLE – applies to closed-end funds only

Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.
(a)           Based on an evaluation of the registrant’s disclosure controls and procedures as of May 27, 2011 the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)           There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a) (1)                  Code is filed herewith

(2)
Certifications  by the  registrant's  principal  executive  officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule  30a-2under the Investment  Company Act of 1940 are filed herewith.

     (3)                   Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                Unified Series Trust

By
    /s/ Brian L. Blomquist
Brian L. Blomquist, President

Date           6/6/2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By
/s/ Brian L. Blomquist
Brian L. Blomquist, President

Date           6/6/2011

By
/s/ Christopher E. Kashmerick
Christopher E. Kashmerick, Treasurer

Date           6/6/2011